PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLE, NET (Tables)	12 Months Ended
May 31, 2026
Prepayments Deposits And Other Receivable Net
SCHEDULE OF PREPAYMENTS DEPOSITS AND OTHER RECEIVABLE

Prepayments, deposits and other receivable, net consisted of the following:

	As of May 31,
	2026	2025
Prepayments	-	1,020
Deposits	28,650	29,382
Other receivables	59,780	34,027
	88,430	64,429
Less: allowance for credit losses	(1,546)	(1,125)
Prepayments, deposits and other receivable, net	86,884	63,304
Less: Non-current portion (Deposits)	(11,627)	(28,278)
Amount classified as current assets	75,257	35,026

SCHEDULE ALLOWANCES FOR EXPECTED CREDIT LOSSES

The movement of allowances for expected credit losses is as follows:

	As of May 31,
	2026	2025
Balance at beginning of the year	1,125	528
Provision	422	602
Exchange adjustment	(1)	(5)
Balance at end of the year	1,546	1,125